SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 22, 1998
                                                  ______________


                       HOME CITY FINANCIAL CORPORATION
          ______________________________________________________
          (Exact name of registrant as specified in its charter)


             OHIO                      0-21809                  34-1839475
____________________________      ___________________    ______________________
(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
     of incorporation)



                 63 West Main Street, Springfield, Ohio   45502
            ______________________________________________________
            (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:     (937) 324-5736
                                                   _________________________


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Item 5.     Other Events.
_______     _____________

            On April 22, 1998, the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), declared a special cash distribution in the amount of $3.50 per share to each shareholder of record on May 29, 1998, to be paid on June 15, 1998. Management of HCFC expects that at least part of the distribution will be a non-taxable return of capital, although the exact amount of the distribution that could be considered non-taxable cannot be confirmed until HCFC's operating results for the 1998 tax year have been determined. Notices will be mailed to HCFC shareholders in January 1999 advising them of the amount considered non-taxable. Shareholders are advised to consult with their personal tax advisors with respect to their particular income tax situation.
































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
                                  SIGNATURES
                                  __________

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HOME CITY FINANCIAL CORPORATION

                                     By:   /s/ Douglas L. Ulery
                                           ___________________________________
                                           Douglas L. Ulery, President


Date: April 22,1998









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